UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

February 22, 2007
Date of Report (Date of earliest event reported)

HARBOR ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-32688	56-2518836
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Boston Place, Suite 3630, Boston, MA 02108

(Address of principal executive offices) (Zip Code)

(617) 624-8409

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒                                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 FR240.13e-4(c))

Item 8.01 Other Events

On February 22, 2007, Harbor Acquisition Corporation filed a transcript of a video describing further the business of Elmet Technologies, Inc. (“Elmet”) which may be deemed additional proxy solicitation materials with respect to the previously announced acquisition of Elmet.  The transcript of the video is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

(d)           Exhibits.

Exhibit No.	Description
99.1	Transcript of video release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARBOR ACQUISITION CORP.

Date: February 22, 2007	By:	/s/ Robert J. Hanks
	Name:	Robert J. Hanks
	Title:	Chief Executive Officer

EXHIBIT INDEX

Number	Description
99.1	Transcript of video release